                                                                    Exhibit 23.1
                                                                    ------------


                        Consent of Independent Auditors
                        -------------------------------



The Board of Directors
United Artists Theatre Circuit, Inc.:

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.



                                           Arthur Andersen LLP



Denver, Colorado
June 6, 1997


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